MINERAL PROPERTIES	12 Months Ended
Dec. 31, 2014
MINERAL PROPERTIES [Text Block]
5.	MINERAL PROPERTIES

Oman Project

On April 10, 2014, the Company signed a share purchase agreement to sell its properties in Oman by way of the sale by the Company of all of the outstanding shares of Oman Holdco. As at December 31, 2013, the Company reported an impairment loss of $17,448,198 and reported mineral properties at an estimated fair value of $800,000 on the consolidated balance sheet. This $800,000 amount represents the initial consideration the Company received on closing the said sale of its Oman properties on July 15, 2014 (note 9).

On March 8, 2010, the Company acquired, through its then wholly owned subsidiary Gentor Resources Limited, the earn-in rights to the Block 5 and Block 6 copper exploration projects located in Oman. Pursuant to the Earn-in Agreement between Al Fairuz Mining Company, LLC and Gentor Resources Limited, which related to the Block 5 project, the Company earned a 65% equity position in Al Fairuz Mining Company, LLC. Pursuant to the Earn-in Agreement between Al Zuhra Mining Company, LLC and Gentor Resources Limited, which related to the Block 6 project, the Company had the right to earn up to a 70% equity position in Al Zuhra Mining Company, LLC.

Turkey Project

On April 30, 2012, the Company announced that it had entered into an agreement with a Turkish company (the “Licence Holder”) pursuant to which the Company was granted a 12 month option period for the purposes of funding and carrying out the exploration for copper on properties (the “Project”) located in northeastern Turkey held by the Licence Holder. The Company paid the Licence Holder a $200,000 option fee under the said agreement (the option underlying said agreement, the “Option”). The Option provided the Company with the option to acquire a 70% interest in the Project, as to which a further $400,000 would have been payable by the Company to the Licence Holder, and the Company would fund exploration by completing a feasibility study within three years from the acquisition of the said 70% interest (the “Feasibility Period”). At the end of the second and third year of the Feasibility Period, the Company would have been required to pay annual sums of $300,000 to the Licence Holder. As at December 31, 2014, the Option had expired unexercised under its terms.

Following the identification by the Company of several surface gossans in distal volcanogenic massive sulphide (VMS) settings, the Company negotiated joint venture option agreements with two local Turkish entities. The first option agreement (the “Karaburun JV Option”) was signed with the first local partner for a 50% share of three permits in the Boyabat area in northern Turkey and the second option agreement was signed with a second local partner for a 50% interest in three additional permits in the Boyabat area in northern Turkey. The second option agreement expired unexercised on May 15, 2014. The Karaburun JV Option expires on December 31, 2015.

In September 2014, the Company announced that it had acquired a new licence as a result of a government tender process, which licence covers the remaining portion of the Karaburun VMS prospect, the southern part of which is held by the Company under the Karaburun JV Option. In December 2014, the Company received the final forestry drill permit from the Ministry of Forestry and Water Resources in Turkey to undertake its planned Phase 1 diamond drilling program in the southern part of the Karaburun project. The Company intends to ground-truth and drill test priority gossan/VMS targets in 2015.